Summary Prospectus supplement	March 12, 2013

Putnam Capital Spectrum Fund
Summary Prospectus dated August 30, 2012

The first sentence in the sub-section Investments in the section Investments, risks and performance is replaced with the following:

Investments

We invest a majority of the fund’s assets in equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of leveraged U.S. companies of any size that we believe have favorable investment potential.

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